UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities and Exchange Act of 1934

Date of Report: September 14, 2009

(Date of earliest event reported)

eGAIN COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30260	77-0466366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

345 E. Middlefield Road, Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 230-7500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The following information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On September 14, 2009, eGain Communications Corporation (“eGain”) issued a press release announcing operating results for the three month period ended June 30, 2009 and fiscal year ended June 30, 2009. The press release contains forward-looking statements regarding eGain and includes cautionary statements identifying important factors that may cause actual results to differ materially from those anticipated. A copy of the release is furnished herewith as Exhibit 99.1.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 10, 2009, the Compensation Committee (“Committee”) of the Board of Directors of eGain Communications Corporation (the “Company”) reviewed the base salary and non equity incentive compensation for certain of its executive officers in accordance with the Company’s executive compensation strategy.

In light of the current macroeconomic business environment, the Committee approved no changes to the base salary or to non-equity (variable) incentive compensation targets for any of its executive officers.

The Committee approved a bonus for Eric Smit, the Company’s Chief Financial Officer, in the amount of $22,500 in connection with Mr. Smit’s performance during fiscal 2008. In addition, the Committee approved a bonus for Mr. Smit in the amount of $40,000 in connection with Mr. Smit’s performance during fiscal 2009.

The Committee approved a bonus for Promod Narang, the Company’s Senior Vice President of Products, in the amount of $36,000 in connection with Mr. Narang’s performance during fiscal 2008. In addition, the Committee approved a bonus for Mr. Narang in the amount of $40,000 in connection with Mr. Narang’s performance during fiscal 2009.

Item 8.01	Other Events.

On September 14, 2009, the Company announced that its board of directors has approved a repurchase program under which it may begin purchasing up to 1,000,000 shares of its Common Stock. The duration of the repurchase program is open-ended. Under the program, the Company could purchase shares of Common Stock from time to time through open market and privately negotiated transactions at prices deemed appropriate by management. The repurchase will be funded by cash on hand. As of June 30, 2009, the Company had 22.2 million shares of Common Stock outstanding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press release, dated as of September 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 14, 2009	eGAIN COMMUNICATIONS CORPORATION

	By:	/s/ Eric N. Smit
Eric N. Smit
Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated as of September 14, 2009.